Note 13 - Income Taxes - Net Deferred Tax Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
ACL	$ 1,854	$ 1,313
Deferred compensation liability	2,503	2,491
Other real estate owned	251	261
Unrealized loss on securities available-for-sale	25,146	27,617
Other	488	51
Deferred tax assets, total	30,242	31,733
Premises and equipment	1,941	1,908
Core deposit intangible	75	102
Other	218	147
Deferred tax liabilities, total	2,234	2,159
Net deferred tax asset	$ 28,008	$ 29,574